                                                                    Exhibit 99.3

                                                                  EXECUTION COPY

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "MLBUSA AAR") is dated as of March 31, 2006, by and among Merrill Lynch Bank, USA, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignor"), Merrill Lynch Mortgage Lending, Inc., having an address at 4 World Financial Center, New York, New York 10080 (the "Assignee"), Countrywide Home Loans Servicing LP, having an address at 400 Countrywide Way, Simi Valley, California 93065 (the "Company") and Countrywide Home Loans, Inc., having an address at 4500 Park Granada, Calabasas, California 91302 (the "Seller").

     WHEREAS, the Seller and the Assignor, as Purchaser entered into that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1,2004 (as amended and in effect on the date hereof, the "Purchase and Servicing Agreement"); and

     WHEREAS, the Assignor wishes to assign to the Assignee all of its right, title, interest and obligations with respect to those certain mortgage loans set out on Exhibit A to the Assignment, Assumption and Recognition Agreement (the "Countrywide AAR"), dated as of March 31, 2006, among the Assignee, Merrill Lynch Mortgage Investors, Inc. ("MLMI"), the Seller and the Company (the "Mortgage Loans") under the Purchase and Servicing Agreement, with respect to the Mortgage Loans (except for the obligations that arise prior to the date hereof which shall be retained by Assignor), and Assignee wishes to assume all of Assignor's right, title, interest and obligations in and to such Mortgage Loans as provided in the Purchase and Servicing Agreement and as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Definitions. Defined terms used in this Assignment and not otherwise defined herein shall have the meaning set forth in the Purchase and Servicing Agreement.

     2. Assignment. The Assignor hereby assigns all of its right, title, interest and obligations with respect to the Mortgage Loans, under the Purchase and Servicing Agreement, to the Assignee (except with respect to the obligations that arise prior to the date hereof which shall be retained by the Assignor).

     3. Assumption. The Assignee hereby accepts such assignment and assumes all of such rights, title, interest and obligations of the Assignor with respect to the Mortgage Loans under the Purchase and Servicing Agreement as set forth herein (other than any obligations that arise prior to the date hereof which shall be retained by the Assignor).

     4. Recognition. From and after the date hereof as long as the Assignee is the owner of the Mortgage Loans, the Company, as servicer shall recognize the Assignee as the owner of the Mortgage Loans, and the Company will service the Mortgage Loans in accordance with the servicing provisions contained in the Purchase and Servicing Agreement for the benefit of the Assignee, and shall look solely to the Assignee for performance of the obligations of Assignor under the Purchase and Servicing Agreement with respect to the Mortgage Loans. From and after the date hereof for as long as the Assignee is the owner of the Mortgage Loans, the Assignee shall recognize the Company as the servicer of the Mortgage Loans, and shall look solely to the Company for performance of the obligations of the Company under the Purchase and Servicing Agreement with respect to the Mortgage Loans.

     The Company is aware and understands that the Assignee will be further assigning its right, title and interest to the Mortgage Loans under the Purchase and Servicing Agreement to MLMI on the date hereof pursuant to the Countrywide AAR.

     5. Governing Law. This Assignment shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

     6. Successors. This Assignment shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Seller, the Company, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Seller, the Company, the Assignor or the Assignee, respectively, hereunder.

     7. No Waiver. No term or provision of this Assignment may be waived or modified unless such waiver or modification is in writing and signed by the parties hereto, including the acknowledgment parties.

     8. Survival. This Assignment shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase and Servicing Agreement to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Purchase and Servicing Agreement.

     9. Counterparts. This Assignment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

MERRILL LYNCH BANK, USA
THE ASSIGNOR


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE LENDING, INC.
THE ASSIGNEE


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


COUNTRYWIDE HOME LOANS, INC.
THE SELLER


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


COUNTRYWIDE HOME LOANS SERVICING LP
THE SERVICER

BY: COUNTRYWIDE GP, INC., ITS GENERAL PARTNER


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------